JOHN HANCOCK INSTITUTIONAL SERIES TRUST

                Supplements to Prospectus dated December 2, 1996

                     John Hancock International Equity Fund

The paragraph under the following heading in the "Organization and Management of the Funds" section on page 23 of the prospectus is replaced as follows:

International Equity Fund
Miren Etcheverry, John L.F. Wills and Gerardo J. Espinoza lead the portfolio management team. Ms. Etcheverry and Mr. Espinoza, senior vice presidents, joined John Hancock Funds in December 1996; they have analyzed and managed international investments since 1978 and 1979, respectively. Mr. Wills is a senior vice president of the Adviser and managing director of the subadviser, John Hancock Advisers International, Ltd. He joined John Hancock Funds in 1987 and has been in the investment business since 1969.

January 16, 1997

                       John Hancock Fundamental Value Fund

Replace the first five paragraphs on page 15 of the Prospectus with the following:

In selecting equity securities for the Fund, the Adviser emphasizes issuers whose equity securities trade at valuation ratios lower than comparable issuers or the Standard and Poor's Composite Index. Some of the valuation tools used include price to earnings, price to cash flow and price to sales ratios and earnings discount models. The Fund's portfolio will also include securities that the Adviser considers to have the potential for capital appreciation, due to potential recognition of earnings power or asset value which is not fully reflected in the securities' current market value. The Adviser attempts to identify investments which possess characteristics, such as high relative value, intrinsic value, going concern value, net asset value and replacement book value, which are believed to limit sustained downside price risk, generally referred to as the "margin of safety" concept. The Adviser also considers an issuer's financial strength, competitive position, projected future earnings and dividends and other investment criteria. These securities are collectively referred to as "fundamental value" securities.

The Fund's investment policy reflects the Adviser's belief that while the securities markets tend to be efficient, sufficiently persistent price anomalies exist which the strategically disciplined active equity manager can exploit in seeking to achieve an above-average rate of return.

The Fund's investments may include securities of both large, widely traded companies and smaller, less well known issuers. Higher risks are often associated with investments in companies with smaller market capitalizations. See "Smaller Capitalization Companies."

The Fund's investments in fixed-income securities may include U.S. Government securities and convertible and non-convertible corporate preferred stocks and debt securities of U.S. and foreign issuers. Under normal market conditions, the Fund's investments in fixed-income securities are not expected to exceed 15% of the Fund's net assets. The market value of fixed-income securities varies inversely with changes in the prevailing levels of interest rates. The market value of convertible securities, while influenced by the prevailing level of interest rates, is also affected by the changing value of the equity securities into which they are convertible. The Fund may purchase fixed-income debt securities with stated maturities of up to thirty years.

The fixed-income securities in which the Fund may invest, may be rated as low as CC by S&P or Ca by Moody's and unrated securities of comparable credit quality as determined by the Adviser. Fixed-income securities that are rated below BBB by S&P or Baa by Moody's indicate obligations that are speculative to a high degree and are often in default. Securities rated lower than BBB or Baa are high risk securities generally referred to as "junk bonds." See "Lower Rated
Securities." See Appendix A to the Statement of Additional Information for a description of the characteristics of obligations in the various rating categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default of which are downgraded below the above-stated ratings.

Add Fundamental Value Fund to the first sentence of the paragraph entitled "Lower Rated Securities" on page 30 and to the first sentence of the last paragraph on page 30, of the Prospectus.

December 3, 1996

KB00S 1/97